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SARM 2005-15 COMPUTATIONAL MATERIALS: PRICE TO YIELD AT MTR

Settle                         6/30/2005
First Payment                  7/25/2005
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                    CLASS 1-A1              0            12.5              25            37.5             50
Price                              100.984375      100.984375      100.984375      100.984375     100.984375
                         Yield           4.80            4.69            4.54            4.33           4.05
                           WAL           4.88            3.52            2.54            1.84           1.32
                      Mod Durn          4.232           3.109           2.287           1.684          1.238
              Principal Window  Jul05 - May10   Jul05 - May10   Jul05 - May10   Jul05 - May10  Jul05 - May10
                 Maturity #mos             59              59              59              59             59

                    CLASS 1-A2              0            12.5              25            37.5             50
Price                              100.546875      100.546875      100.546875      100.546875     100.546875
                         Yield           4.91            4.83            4.73            4.59           4.40
                           WAL           4.88            3.52            2.54            1.84           1.32
                      Mod Durn          4.228           3.103           2.280           1.676          1.232
              Principal Window  Jul05 - May10   Jul05 - May10   Jul05 - May10   Jul05 - May10  Jul05 - May10
                 Maturity #mos             59              59              59              59             59

                    CLASS 2-A1              0            12.5              25            37.5             50
Price                              101.125000      101.125000      101.125000      101.125000     101.125000
                         Yield           5.04            4.90            4.72            4.46           4.13
                           WAL           6.78            4.35            2.88            1.95           1.35
                      Mod Durn          5.582           3.700           2.531           1.767          1.261
              Principal Window  Jul05 - Apr12   Jul05 - Apr12   Jul05 - Apr12   Jul05 - Apr12  Jul05 - Apr12
                 Maturity #mos             82              82              82              82             82

                    CLASS 2-A2              0            12.5              25            37.5             50
Price                              100.531250      100.531250      100.531250      100.531250     100.531250
                         Yield           5.14            5.06            4.95            4.80           4.59
                           WAL           6.78            4.35            2.88            1.95           1.35
                      Mod Durn          5.575           3.688           2.518           1.756          1.251
              Principal Window  Jul05 - Apr12   Jul05 - Apr12   Jul05 - Apr12   Jul05 - Apr12  Jul05 - Apr12
                 Maturity #mos             82              82              82              82             82

                    CLASS 3-A1              0            12.5              25            37.5             50
Price                              101.515625      101.515625      101.515625      101.515625     101.515625
                         Yield           5.28            5.10            4.86            4.54           4.11
                           WAL           6.94            4.41            2.90            1.95           1.36
                      Mod Durn          5.637           3.716           2.535           1.768          1.262
              Principal Window  Jul05 - Jun12   Jul05 - Jun12   Jul05 - Jun12   Jul05 - Jun12  Jul05 - Jun12
                 Maturity #mos             84              84              84              84             84

                    CLASS 3-A2              0            12.5              25            37.5             50
Price                              101.031250      101.031250      101.031250      101.031250     101.031250
                         Yield           5.36            5.23            5.05            4.81           4.49
                           WAL           6.94            4.41            2.90            1.95           1.36
                      Mod Durn          5.631           3.707           2.525           1.759          1.254
              Principal Window  Jul05 - Jun12   Jul05 - Jun12   Jul05 - Jun12   Jul05 - Jun12  Jul05 - Jun12
                 Maturity #mos             84              84              84              84             84

                    CLASS 4-A1              0            12.5              25            37.5             50
Price                              101.562500      101.562500      101.562500      101.562500     101.562500
                         Yield           5.34            5.15            4.89            4.53           4.08
                           WAL           9.80            5.29            3.14            2.01           1.36
                      Mod Durn          7.399           4.275           2.696           1.806          1.268
              Principal Window  Jul05 - May15   Jul05 - May15   Jul05 - May15   Jul05 - May15  Jul05 - May15
                 Maturity #mos            119             119             119             119            119

                    CLASS 4-A2              0            12.5              25            37.5             50
Price                              101.062500      101.062500      101.062500      101.062500     101.062500
                         Yield           5.41            5.27            5.07            4.80           4.46
                           WAL           9.80            5.29            3.14            2.01           1.36
                      Mod Durn          7.390           4.261           2.683           1.795          1.260
              Principal Window  Jul05 - May15   Jul05 - May15   Jul05 - May15   Jul05 - May15  Jul05 - May15
                 Maturity #mos            119             119             119             119            119

                     LIBOR_6MO        3.65400         3.65400         3.65400         3.65400        3.65400
                     LIBOR_1YR        3.83000         3.83000         3.83000         3.83000        3.83000
                       CMT_1YR        3.36700         3.36700         3.36700         3.36700        3.36700
                        Prepay          0 CPR        12.5 CPR          25 CPR        37.5 CPR         50 CPR
                       Default          0 CDR             CDR             CDR             CDR            CDR
                 Loss Severity             0%
             Servicer Advances           100%
               Liquidation Lag              0
           Optional Redemption       Call (N)        Call (N)        Call (N)        Call (N)       Call (N)
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The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.